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                                 EXHIBIT INDEX



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EXHIBITS                                                                                    PAGE
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
 9.(a)      Consent of M. Diane Koken, Esquire
10.(a)      Consent of Sutherland, Asbill & Brennan, L.L.P.
   (b)      Consent of Scott V. Carney, FSA, MAAA
   (c)      Consent of Coopers & Lybrand L.L.P., Independent Accountants
14.         Powers of Attorney
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